Fees Summary	Feb. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,111,399,752.5
Previously Paid Amount	0
Total Fee Amount	2,007,355.3
Net Fee	$ 2,007,355.3